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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                 PRIMELITE III

                      SUPPLEMENT DATED DECEMBER 29, 2006

            TO THE PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED)

MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (each referred to as the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove an investment portfolio ("Existing Fund") and substitute a new investment portfolio ("Replacement Fund") in its PrimElite III variable annuity contracts as shown below. The Replacement Fund is a portfolio of Met Investors Series Trust. The Replacement Fund will be added as an investment portfolio on or before the date of the substitution.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of contract owners. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2007.

The proposed substitution and respective advisers and/or sub-advisers are:

EXISTING FUND AND CURRENT ADVISER                    REPLACEMENT FUND AND SUB-ADVISER
---------------------------------------              --------------------------------------
Putnam VT Small Cap Value              (right arrow) Met Investors Series Trust -- Third
Fund (Class IB)                                      Avenue Small Cap Value
                                                     Portfolio (Class B)

Putnam Investment Management, LLC                    Third Avenue Management LLC
---------------------------------------              --------------------------------------

Please note that:

   . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

   . The elections you have on file for allocating your account value and purchase payments will be redirected to the Replacement Fund unless you change your elections and transfer your account value before the substitution takes place.

   . You may transfer amounts in your contract among the investment portfolios and the fixed account (where available) as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by contract owners or agents of contract owners.

   . If you make one transfer from the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

   . On the effective date of the substitution, your account value in the investment portfolio will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

   .  There will be no tax consequences to you.

                                                                  SUPP-SUBPEIII

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Following the substitution, we will send you a prospectus for Met Investors
Series Trust, as well as notice of the actual date of the substitution and confirmation of the transfer.

Please contact your registered representative if you have any questions.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company
5 Park Plaza, Suite 1900
Irvine, CA 92614

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